Exhibit 10.7

FORM OF INTEREST TRANSFER AGREEMENT

THIS INTEREST TRANSFER AGREEMENT is made as of [•].

BETWEEN:

[•], a [corporation/limited partnership] [incorporated/formed] under the laws of [•]

(the “Vendor”)

- and -

[•], a [corporation/limited partnership] [incorporated/formed] under the laws of [•]

(the “Purchaser”)

RECITALS:

A.                                    The Vendor is the owner of the assets set out in Schedule A hereto (the “Purchased Assets”).

B.                                    The Vendor wishes to sell and the Purchaser wishes to purchase the Purchased Assets in consideration for [the issuance by the Purchaser to the Vendor of [•] Common Shares/LP Units in the capital of the Purchaser and/or the issuance by the Purchaser to the Vendor of a non-interest bearing demand note in the amount of $[•] and/or fair market value cash consideration of $[•]]  (the “Consideration”).

C.                                    [The Vendor and the Purchaser wish to make an election under subsection [•] of the Income Tax Act (Canada) (the “Act”) in respect of the Purchased Assets.]

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

1.                                      Purchase and Sale

The Vendor hereby sells, assigns and transfers and the Purchaser hereby purchases all of the Vendor’s right, title and interest in and to the Purchased Assets on the terms and conditions contained herein on the date of this Agreement (the “Closing Date”) [and the Purchaser hereby concurrently issues to the Vendor Common Shares/LP Units in the capital of the Purchaser and/or a non-interest bearing demand note].

2.                                      Purchase Price

The purchase price of the Purchased Assets (the “Purchase Price”) shall be equal to the fair market value of the Purchased Assets at the date hereof (the “Fair Market Value”), which the Vendor and the Purchaser agree is the aggregate amount of $[•], attributable as set out in Schedule A. The Purchase Price shall be satisfied by the issuance by the Purchaser to the Vendor of the Consideration.

3.                                      Tax Elections

[The parties intend that the transfer hereunder of the Purchased Assets be on a tax-deferred basis to the Vendor for the purposes of the Act and applicable provincial income tax statutes. The Vendor and the Purchaser shall jointly execute and file elections in prescribed form within the prescribed time under section [•] of the Act and the corresponding provisions of applicable provincial income tax statutes in respect of the transfer hereunder of the Purchased Assets in order to give effect to this intention. The elected amounts (the “Elected Amounts”) for the purpose of each such election will be determined by the Vendor.]

4.                                      Adjustments to Purchase Price or Consideration

4.1          If the Vendor and the Purchaser subsequently mutually determine, or if any taxing authority issues, or proposes to issue, assessments or reassessments of additional liability for taxes or makes any other adjustment by reason of asserting that the Purchase Price is less than or greater than the aggregate Fair Market Value of the Purchased Assets, or that the Consideration received by the Vendor is less than or greater than the Fair Market Value of the Purchased Assets, [or that an elected amount is more or less than the Elected Amount for the Purchased Assets as determined by the Vendor and the Purchaser,] or if it is established by a court of competent jurisdiction (after all appeal rights have been exhausted or all time periods for appeal have expired without appeals having been taken) that the Purchase Price is less than or greater than the aggregate Fair Market Value of the Purchased Assets, or that the Consideration received by the Vendor is less than or greater than the Fair Market Value of the Purchased Assets, [or that an elected amount is more or less than the applicable Elected Amount for the Purchased Assets as determined by the Vendor and the Purchaser,] then, if the Vendor and the Purchaser agree, the Purchase Price, the Consideration therefore, [or the Elected Amount,] as the case may be, shall be increased or decreased to the amount as so agreed by the Vendor and the Purchaser.

4.2          If the Purchase Price or Consideration is varied in the circumstances described in paragraph 4.1 above, the Vendor and the Purchaser shall take such steps as may be necessary to reflect properly an appropriate adjustment to the Purchase Price and Consideration as varied.

4.3          [If an Elected Amount is varied in the circumstances described in paragraph 4.1 above, the Vendor and the Purchaser shall file a revised election(s) under the provisions of section [•] of the Act and corresponding provisions of all applicable provincial legislation to give effect to their intention that the Elected Amounts be equal to the amounts determined by the Vendor and the Purchaser.]

5.                                      Representations and Warranties of the Vendor

The Vendor represents and warrants to the Purchaser that:

5.1          the Vendor is [duly incorporated/formed] and validly existing under the laws of [•];

5.2          the Vendor has the [corporate] power and capacity to enter into, and to perform its obligations under, this Agreement;

5.3          the execution, delivery and performance of this Agreement and all agreements executed in connection herewith have been duly authorized by all necessary [corporate] action on the part of the Vendor;

5.4          this Agreement and all agreements executed in connection herewith are valid and binding obligations of the Vendor, enforceable in accordance with their terms, subject to the usual exceptions as to bankruptcy and the availability of equitable remedies; and

5.5          on the Closing Date, the Vendor will have good and marketable title to the Purchased Assets and the full legal right, power and authority to sell and transfer the Purchased Assets to the Purchaser free and clear of all liens, charges, encumbrances and adverse claims.

6.                                      Representations and Warranties of the Purchaser

The Purchaser represents and warrants to the Vendor that:

6.1          the Purchaser is [duly incorporated/formed] and validly existing under the laws of [•];

6.2          the Purchaser has the [corporate] power and capacity to enter into, and to perform its obligations under, this Agreement;

6.3          the execution, delivery and performance of this Agreement and all agreements executed in connection herewith have been duly authorized by all necessary [corporate] action on the part of the Purchaser;

6.4          this Agreement and all agreements executed in connection herewith are valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to the usual exceptions as to bankruptcy and the availability of equitable remedies; and

6.5          [the Purchaser has taken all [corporate] action to validly issue the Common Shares/LP Units forming the Consideration and, upon the Purchaser having received the Purchased Assets as consideration for the issue thereof, such Common Shares/LP Units will be validly issued and outstanding as fully paid and non-assessable Common Shares/LP Units.]

7.                                      Survival

The representations and warranties of the Vendor and the Purchaser will survive for a period of 18 months from the Closing Date.

8.                                      Indemnity

8.1          The Vendor shall indemnify and save the Purchaser harmless for and from any loss, damages or deficiencies suffered by the Purchaser as a result of any breach of any representation or warranty on the part of the Vendor contained in this Agreement or in any certificate or document delivered pursuant to or contemplated by this Agreement, including all claims, demands, costs and expenses, including legal fees, in respect of the foregoing.

8.2          The Purchaser shall indemnify and save the Vendor harmless for and from any loss, damages or deficiencies suffered by the Vendor as a result of any breach of any representation or warranty on the part of the Purchaser contained in this Agreement or in any certificate or document delivered pursuant to or contemplated by this Agreement, including all claims, demands, costs and expenses, including legal fees, in respect of the foregoing.

9.                                      Limitation of Liability

The aggregate maximum liability of the Vendor or the Purchaser, as the case may be, under its representations, warranties and indemnities under this Agreement will be limited, without duplication, to the amount of the Consideration.

10.                               Conditions to Closing

The completion of the closing of the transactions contemplated herein will be subject to the satisfaction or waiver by the parties of the following conditions:

10.1        all consents and approvals having been obtained with respect to the transactions contemplated hereby; and

10.2        all documentation having been entered into in respect of the transactions contemplated hereby.

11.                               Closing Procedure

This Agreement shall be completed contemporaneously with the execution hereof, at which the following shall occur:

11.1        the Vendor shall execute and deliver to the Purchaser all such documents, certificates and instruments and do all such other acts and things as the Purchaser may consider necessary or desirable, acting reasonably, to effectively transfer and assign the Purchased Assets to the Purchaser and to deliver possession thereof to the Purchaser; and

11.2        [the Purchaser shall issue to the Vendor the Common Shares/LP Units constituting part of the Consideration.]

11.3        [the Purchaser shall issue to the Vendor the non-interest bearing demand note constituting part of the Consideration.]

12.                               Further Assurances

Each of the parties hereto shall promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other party hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and shall use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

13.                               Successors and Assigns

No party may assign its right or benefits under this Agreement without the prior written consent of the other party hereto. The provisions of this Agreement shall enure to the benefit of and be binding on the parties to this Agreement and their respective successors and permitted assigns.

14.                               Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

15.                               Counterparts

This Agreement may be signed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF this Interest Transfer Agreement has been executed by the Vendor and the Purchaser.

[•]

By:
	Name:	[•]
	Title:	[•]

[•]

By:
	Name:	[•]
	Title:	[•]

Schedule A
Purchased Assets

Purchased Asset [Description of assets to be included]	Fair Market Value
[•]	$	[•]
[•]	$	[•]
[•]	$	[•]
[•]	$	[•]
[•]	$	[•]
[•]	$	[•]
[•]	$	[•]
Total:	$	[•]